  As filed with the Securities and Exchange Commission on September 2, 1998
                                                 Registration No. 333-62275


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                  ------------

                         HYPERION SOLUTIONS CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                                      77-0277772
  (State or other jurisdiction                 (IRS Employer Identification No.)
of incorporation or organization)

                              1344 CROSSMAN AVENUE
                           SUNNYVALE, CALIFORNIA 94089
               (Address of principal executive offices) (Zip Code)

                                  ------------

      HYPERION SOLUTIONS CORPORATION 1995 STOCK OPTION/STOCK ISSUANCE PLAN
           HYPERION SOLUTIONS CORPORATION EMPLOYEE STOCK PURCHASE PLAN
                   PILLAR CORPORATION 1988 STOCK OPTION PLAN
                        IMRS INC. 1989 STOCK OPTION PLAN
                  HYPERION SOFTWARE CORPORATION 1991 STOCK PLAN
   HYPERION SOFTWARE CORPORATION 1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             PILLAR CORPORATION 1992 LONG TERM EQUITY INCENTIVE PLAN
  HYPERION SOFTWARE CORPORATION STOCK OPTIONS GRANTED PURSUANT TO EMPLOYMENT,
    CONSULTING AND OPTION AGREEMENTS WITH JAMES A. PERAKIS AND CRAIG SCHIFF
        HYPERION SOFTWARE CORPORATION 1991 EMPLOYEE STOCK PURCHASE PLAN


                            (Full title of the Plans)

                                  ------------

                                STEPHEN V. IMBLER
                             CHIEF FINANCIAL OFFICER
                         HYPERION SOLUTIONS CORPORATION
                1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA 94089
                     (Name and address of agent for service)
                                 (408) 744-9500
          (Telephone number, including area code, of agent for service)

                                  ------------

     This Post-Effective Amendment No. 1 to the Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits

Exhibit Number      Exhibit
--------------      -------
      4*            Instruments Defining Rights of Stockholders. Reference is made to
                    Registrant's Registration Statement No. 0-97098 on Form 8-A, as
                    amended on Form 8-A/A, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
      5*            Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin
                    & Hachigian, LLP.
     23.1*          Consent of PricewaterhouseCoopers LLP.
     23.2*          Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian,
                    LLP is contained in Exhibit 5.
     23.3           Consent of Ernst & Young LLP.
     24*            Power of Attorney.  Reference is made to page II-4 of this
                    Registration Statement.

-------
*Incorporated by reference to Registration Statement No. 333-62275 on Form S-8 filed with the SEC on August 26, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on this 31st day of August, 1998.

                             HYPERION SOLUTIONS CORPORATION

                             By: /s/ John M. Dillon*
                                 -----------------------------------------------
                                 John M. Dillon
                                 Chief Executive Officer, President and Director


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                                           Date
---------                         -----                                           ----
/s/ John M. Dillon*               Chief Executive Officer,
----------------------------      President and Director
John M. Dillon                    (Principal Executive Officer)


/s/ Stephen V. Imbler             Chief Financial Officer                    August 31, 1998
----------------------------      (Principal Financial Officer)
Stephen V. Imbler


/s/ Michael A. Manto*             Vice President and Corporate
----------------------------      Controller
Michael A. Manto                  (Principal Accounting Officer)


/s/ James A. Perakis*             Chairman of the Board of Directors
----------------------------
James A. Perakis


/s/ Gary G. Greenfield*           Director
----------------------------
Gary G. Greenfield


/s/ Harry S. Gruner*              Director
----------------------------
Harry S. Gruner


/s/ Aldo Papone*                  Director
----------------------------
Aldo Papone


/s/ Mark Perry*                   Director
----------------------------
Mark Perry


/s/ Jeffrey R. Rodek*             Director
----------------------------
Jeffrey R. Rodek


*By /s/ Stephen V. Imbler                                                    August 31, 1998
----------------------------
Stephen V. Imbler
Attorney-in-Fact



                                  EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      -------
      4*            Instruments Defining Rights of Stockholders. Reference is made to
                    Registrant's Registration Statement No. 0-97098 on Form 8-A, as
                    amended on Form 8-A/A, which is incorporated herein by reference pursuant to Item 3(c) of this Registration Statement.
      5*            Opinion and consent of Gunderson Dettmer Stough Villeneuve Franklin
                    & Hachigian, LLP.
     23.1*          Consent of PricewaterhouseCoopers LLP.
     23.2*          Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian,
                    LLP is contained in Exhibit 5.
     23.3           Consent of Ernst & Young LLP.
     24*            Power of Attorney.  Reference is made to page II-4 of this
                    Registration Statement.

-------
*Incorporated by reference to Registration Statement No. 333-62275 on Form S-8 filed with the SEC on August 26, 1998.